SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	July 1, 2014

SQN AIF IV, L.P.
(Exact name of registrant as specified in its charter)

Delaware	333-184550	36-4740732
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 William Street, 26th Floor New York, New York	10038
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(212-422-2166

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operation and Financial Condition.

On July 1, 2014, SQN AIF IV, L.P. (“Fund IV”) paid a quarterly distribution to its limited partners at a rate of 7.00% per annum. This distribution rate reflects an increase of 0.5% per annum above the targeted distribution rate of 6.5% per annum stated in Fund IV’s current prospectus dated April 18, 2014. Fund IV’s general partner will continue to target quarterly distributions at the rate stated in the current prospectus, however, Fund IV’s general partner reserves the right to increase the distribution rate to the extent that there is sufficient cash available to support such distribution.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 1, 2014	SQN AIF IV, L.P.

	By:	SQN AIF IV GP, LLC,
its General Partner

		By:	/s/ JEREMIAH J. SILKOWSKI
Jeremiah J. Silkowski,
President and CEO

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